UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
April 22, 2005

PETROQUEST ENERGY, INC.

(Exact name of registrant as specified in its charter)

DELAWARE (State of Incorporation)	72-1440714 (I.R.S. Employer Identification No.)

400 E. Kaliste Saloom Rd., Suite 6000 Lafayette, Louisiana	70508
(Address of principal executive offices)	(Zip code)

Commission File Number: 0-019020

Registrant’s telephone number, including area code: (337) 232-7028

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     On April 22, 2005, PetroQuest Energy, Inc. (the “Company”) announced its intention to commence an offering, subject to market and other conditions, of up to $150 million principal amount of Senior Notes due 2013 to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, and to persons outside the United States pursuant to Regulation S. A copy of the press release announcing the offering is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits:

99.1	Press Release dated April 22, 2005

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PETROQUEST ENERGY, INC.
Date: April 22, 2005	/s/ Daniel G. Fournerat
Daniel G. Fournerat
Senior Vice President, General Counsel and Secretary

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Index to Exbihits

Exhibit
Number	Description
99.1	Press Release dated April 22, 2005